------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 24, 2003 (December 8, 2003)

                            Sweetheart Holdings Inc.
                            ------------------------

         Delaware                    33-64814                     06-1281287
(State or other jurisdiction     (Commission File               (IRS Employer
   of incorporation)                  Number)                Identification No.)



10100 Reisterstown Road, Owings Mills, Maryland                    21117
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (410) 363-1111
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

         Sweetheart Holdings Inc. (the "Company") issued press releases on December 16, 2003 and December 22, 2003 which are attached hereto as Exhibits
99.1 and 99.2 and by these references incorporated herein, respectively.

Exhibit No.       Description
-----------       -----------

4.4 Indenture dated as of December 16, 2003 between Sweetheart Cup Company Inc., as issuer, Sweetheart Holdings Inc., as guarantor, and Wells Fargo Bank of Minnesota, National Association, as Trustee.

10.70 Note Purchase Agreement made as of December 8, 2003, by and between Sweetheart Cup Company Inc. and International Paper Company.

10.71 Security Agreement made as of December 16, 2003 between Sweetheart Cup Company, Inc., Sweetheart Holdings Inc., and each Domestic Subsidiary of the Issuer, in favor of Wells Fargo Bank Minnesota, National Association,as collateral agent for each of the Secured Parties.

10.72 Amendment No.4 To Third Amended and Restated Loan and Security Agreement, dated as of December 16, 2003, among Sweetheart Cup Company Inc., Sweetheart Holdings Inc., the lending institutions party hereto and Bank of America, N.A., as Agent.

10.73             Agreement  and   Plan of Merger by and among Solo Cup Company,
                  Solo   Acquisition   Corp.   and SF Holdings Group, Inc. dated
                  December 22, 2003.

99.1              Press release issued by the Company dated December 16, 2003.

99.2              Press release issued by the Company dated December 22, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     SWEETHEART HOLDINGS INC.


                                     By:      /s/ Hans H. Heinsen
                                              -----------------------------
                                              Hans H. Heinsen
                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer and Duly
                                              Authorized Officer)


Date:  December 24, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description

4.4 Indenture dated as of December 16, 2003 between Sweetheart Cup Company Inc., as issuer, Sweetheart Holdings Inc., as guarantor, and Wells Fargo Bank of Minnesota, National Association, as Trustee.

10.70 Note Purchase Agreement made as of December 8, 2003, by and between SweetheartCup Company Inc. and International Paper Company.

10.71 Security Agreement made as of December 16, 2003 between Sweetheart Cup Company, Inc., Sweetheart Holdings Inc., and each Domestic Subsidiary of the Issuer, in favor of Wells Fargo Bank Minnesota,National Association, as collateral agent for each of the Secured Parties.

10.72 Amendment No.4 To Third Amended and Restated Loan and Security Agreement, dated as of December 16, 2003, among Sweetheart Cup Company Inc., Sweetheart Holdings Inc., the lending institutions party hereto and Bank of America, N.A., as Agent.

10.73             Agreement and Plan of Merger by and among S olo Cup   Company,
                  Solo   Acquisition   Corp.   and SF Holdings Group, Inc. dated
                  December 22, 2003.

99.1              Press release issued by the Company dated December 16, 2003.

99.2              Press release issued by the Company dated December 22, 2003.